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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated October 31, 1994 included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-30694, No. 33-30695, No. 33-71696 and No. 33-54691.



                              ARTHUR ANDERSEN LLP


New York, New York
November 22, 1994





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